Exhibit 10.1

AMENDMENT #2

TO

BINDING TERM SHEET

FOR BUSINESS COMBINATION BETWEEN

VINCERX PHARMA, INC. AND OQORY, INC.

This AMENDMENT #2 TO BINDING TERM SHEET (this “Amendment”), effective as of January 31, 2025 (the “Amendment Effective Date”), is by and among Vincerx Pharma, Inc., a Delaware corporation (“Vincerx”), Oqory, Inc., a Delaware corporation (“Oqory”), a Delaware corporation (the “Company”), and Vivasor, Inc., a Delaware corporation (“Vivasor”).

A. The parties previously entered into a Binding Term Sheet, as amended, for a business combination between Vincerx and Oqory (the “Term Sheet”).

B. The parties desire to further amend the Term Sheet as set forth herein.

C. Capitalized terms used and not otherwise defined herein shall have the meaning given in the Term Sheet.

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	In the section of the Term Sheet titled “Interim Financing,” the requirement of Oqory to provide, or cause investors to provide, the Subsequent Interim Financing Funding shall be irrevocably waived.

2.	In the section of the Term Sheet titled “Vincerx Shareholders’ Ownership Adjustment,” the minimum value set forth therein shall be increased from $13.66 million to $14.16 million.

3.	This Amendment shall be effective as of the Amendment Effective Date.

4.	Except as specifically amended by this Amendment, all other provisions of the Term Sheet shall remain in full force and effect.

5.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VINCERX PHARMA, INC.

By:	/s/ Raquel E. Izumi
Name:	Raquel E. Izumi, Ph.D.
Title:	Acting Chief Executive Officer

OQORY, INC.

By:	/s/ Henry Ji
Name:	Henry Ji, Ph.D.
Title:	Chairman of the Board

VIVASOR, INC.

By:	/s/ Henry Ji
Name:	Henry Ji, Ph.D.
Title:	Chief Executive Officer

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